SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Sept 8, 2015
 Date of Report
 (Date of Earliest Event Reported)

HOVERINK INTERNATIONAL HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

SKY RUN ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware	000-54830	46-3590875
(State or other		(IRS Employer
jurisdiction	(Commission File Number)	Identification No.)
of incorporation)

10250 Constellation Boulevard, Suite 2200
Century City, California 90067
(Address of Principal Executive Offices)

215 Apolena Avenue Newport Beach, California 92662
(Former Address of Principal Executive Offices)

888-511-7853
(Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

On February 16, 2015, Hoverink International Holdings Inc. (formerly Sky Run Acquisition Corporation) (the "Registrant" or the "Company") issued 13,372,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 96.3% of the total outstanding 13,872,000 shares of common stock:

WHEREAS,  On February 16, 2015, the Company effected the following events:

Redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of par. James Cassidy and James McKillop, both directors of the Company and the then president and vice president, respectively, resigned such directorships and all offices of the Company. Cassidy and McKillop each beneficially retain 250,000 shares of the Company's common stock. The Company issued an aggregate of 13,372,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 96.3% or 13,372,000 shares.

Current Board of Directors and Executive Officers:

Name	Age	Position

Davidra Sajna	40	Chairman of the Board, President
Cyrus Sajna	34	Vice President, Director
Debbie Mae Carter	50	Principal Executive Officer, Treasurer, Principal Financial Officer And Principal Accounting Officer

Note: a Form 3 shall be filed within 10 days after this amendment of the Consent of Directors in Lieu of Meeting is completed.

WHEREAS, the Corporation desires to amend its Consent of Directors in Lieu of Meeting. And

NOW THEREFORE BE IT

RESOLVED, that the Corporation be, and hereby is, authorized to issue to the persons/entities on the attached sheet the number of shares of the Corporation’s common stock indicated next to such person’s name at a purchase price of $.0001 per share or such other consideration as shall be deemed appropriate by the President of the Corporation pursuant to Section 4(2) of the Securities Act of 1933, that such issuance when effected be recorded on the stock ledger of the Corporation and that the certificates representing such shares be legended with a restriction as to their transferability and we hereby direct our transfer agent
Direct Transfer, LLC 500 Perimeter Park Drive Morrisville, NC 27560 to create stock certificates:

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date first indicated hereinabove.

Attachment to Amended Consent of Director in Lieu of Meeting Hoverink International Holdings Inc

September 4, 2015

Shares of common stock to be issued as follows:

Metroplex Economic Development Corporation 6777 W. Kiest Blvd. Dallas, TX 75236	490,000
Word of God Fellowship, Inc. 3901 Hwy 121 Bedford, TX 76021	60,000
Crockett Benjamin Carter P.O. Box 42 Dennis, TX 76439	75,000
Arquilla Jean Garrett 6854 Heath Street Houston, TX 77016	15,000
Health & Charity Outreach 1845 Precinct Line Rd Suite 245 Hurst, TX 76054	25,000
Janice Carol Savage 568 Keble Drive Crowley, TX 76036	300,000
Save Our Children 2792 A West Washington St, 123 Stephenville, TX 76401	200,000
Ruby Jewel Neal 5018 Brockleigh Lamarque, TX 77568	15,000
Joseph Williams 8413 Beaufort Court Fort Worth, TX 76123	45,000
Adrian Williams 8413 Beaufort Court Fort Worth, TX 76123	25,000

Catrina Moak 1405 Whittenburg Drive Fort Worth TX 76134	25,000
Brandon Eugene Smith 4949 Madyson Ridge Drive, Fort Worth TX 76133	15,000
Marneisha Renee Prince 4949 Madyson Ridge Drive, Fort Worth TX 76133	10,000
Rebekah Fawn Hasty P.O. Box 42 Dennis, TX 76439	25,000
Charlotte Ann Prater P.O. Box 42, Dennis, TX 76439	25,000
Sharonda Mchenry 627 Gundersen Drive, # 206 Carol Stream, IL 60188	20,000
Pentecostal Temple 523 Centre St San Marcos, TX 78666	10,000
Peggy Ann Sajna P.O. Box 60501 Fort Worth Texas 76115	10,000
Charles Douglas Stewart 733 Nelson Place Burleson, TX 76028	40,000
Tonia Theresa Castille 733 Nelson Place Burleson, TX 76028	10,000
Breana Meshuan Williams 7400 Little Rock Lane Fort Worth, TX 76120	50,000
Christina Flowers 7500 Belcross Lane Fort Worth, 76133	10,000
Kenisha Williams-Turner 520 Ashdale Drive Fort Worth, TX 76140	10,000

Randall A Jones 31878 Del Obispo Street, Suite 118-112 111 San Juan Capistrano, CA 92675	106,000
James Borchert 6731 Bridge Street #221 Fort Worth, Texas 76112	55,000
Lauretta Nevills 1806 Whitney Drive Garland, TX 75040	11,000
The Cyrus Sajna & Davidra Sajna Revocable Living Trust P.O. Box 60501 Fort Worth Texas 76115	3,480,000
Davidra Nicole Sajna P.O. Box 60501 Fort Worth Texas 76115	2,840,000
Dr Neil W. Gallagher 1845 Precinct Line Rd Suite 245 Hurst, TX 76054	1,960,000
Debbie Mae Carter P.O. Box 42 Dennis, TX 76439	2,640,000
Victor K. Sapphire 10880 Wilshire Blvd., 19th Floor, Los Angeles, CA 90024	740,000
Meshelle Lance Peavler 4825 Overton Ave Fort Worth, TX 76133	10,000
Total	13,372,000

The Cyrus Sajna & Davidra Sajna Revocable Living Trust	3,480,000
Davidra Nicole Sajna	2,840,000
Debbie Mae Carter	2,640,000
Dr Neil W. Gallagher	1,960,000
Victor K. Sapphire	740,000
Metroplex Economic Development Corporation	490,000
Word of God Fellowship Inc.	60,000

Crockett Benjamin Carter	75,000
Arquilla Jean Garrett	15,000
Health & Charity Outreach	25,000

Randall Jones	106,000
James Borchert	55,000
Laurette Nevills	11,000
Janice Carol Savage	300,000
Save Our Children	200,000
Ruby Jewell Neal	15,000
Joseph Williams	45,000
Adrian Williams	25,000
Catrina Moak	25,000
Brandon Eugene Smith	15,000
Marneisha Renee Prince	10,000
Breana Meshuan Williams	50,000
Rebekah Fawn Hasty	25,000
Charlotte Ann Prater	25,000
Sharonda Mchenry	20,000
Pentecostal Temple	10,000
Peggy Ann Sajna	10,000
Charles Douglas Stewart	40,000
Tonia Theresa Castille	10,000

Meshelle Lance Peavler	10,000
Christina Flowers	10,000
Kenisha Williams-Turner	10,000

With the issuance of the shares and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01 Changes in Control of Registrant

On February 15, 2015, the following events occurred which resulted in a change of control of the Registrant:

1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950. The then current officers and directors resigned.

3. New officer(s) and director(s) were appointed and elected.

The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

The Registrant anticipates that it will develop its business with a combination with Hoverink, Inc, a private company which is developing a family entertainment and fun recreation center consisting of a "hover flight" rink. whereby the participant dons special shoes which are attached to a hover board. The hover board then elevates to approximately 4 to 19 inches and provides a controlled hover board flight in a designated hover lane. The Hoverink Control Tower monitors, measures and otherwise controls the hover flight. Participants are required to participate in the flight school which consists of three 15 minute training sessions in hover board flight including use of the rafting agent who assists the hover board participant into the hover board lane. No agreement has yet been entered into between the company and Hoverink, Inc.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

On February 15, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director. On February 15, 2015, James McKillop resigned as the Registrant's vice president and director.

On February 15. 2015, Debbie Mae Carter was named Chief Executive Officer and Treasurer of the Registrant On February 15, 2015, the following persons were named as directors of the Registrant:

Debbie Mae Carter Cyrus Sajna
Davidra Nicole Sajna

Debbie Mae Carter serves as the Chief Executive Officer, Treasurer and a director of the Company. Ms. Carter currently works with Equinox Securities, an advisory firm founded in 2008, as an account manager. She holds the Series 7, the Series 63 and insurance licenses. She is also licensed with the NMLS as a mortgage banker and has a real estate license. Ms. Carter has experience in the financial services and investment bank industries. In the financial services industry, Ms. Carter has a strong focus on managing assets and raising capital with an emphasis on analysis and research and has advised and managed small businesses and taught financial continuing education classes at local universities. Ms. Carter has been a call in radio host on KRLD and WBAP in a financial advisor capacity and interviews frequently live on Daystar Television Network to discuss charitable gifting strategies and estate planning options. She has developed and presented numerous 60 to 90 second spots for Daystar Television Network on presenting charitable gifting strategies. Mr. Carter's current focus is assisting in generating monthly cash flow for clients through selling or writing options on stocks and indexes as well as helping to raise capital and to gather assets through estate planning techniques. Ms. Carter has a Bachelor of Science in Education with a minor in mathematics. In addition, Ms. Carter completed four years education at Westbrook University and two years internship to become a licensed Naturopathic Doctor. She is currently in her third year of to obtain her Juris doctor degree.

Cyrus Sajna serves as a director of the Company and was founder of Hoverink, the private company. Mr. Sajna studied biology/premed at
Chicago State University and attended trading seminars at the Chicago Mercantile Exchange where he learned to pit trade the S&P 500. Mr. Sajna began developing the private company, Hoverink, in 2008. Mr. Sajna is knowledgeable in the securities laws and regulations effecting reporting company
Davidra Nicole Sajna serves as a director of the Company. Ms. Sajna studied business management at Texas State University at San Marcos, Texas and received her Associates of Science Degree in Business Administration. Ms. Sajna has worked with Hoverink, the private company since its founding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HOVERINK INTERNATIONAL HOLDINGS INC.

Date: February 15, 2015	By:	/s/ Debbie Mae Carter
Debbie Mae Carter
Chief Executive Officer